WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated:  August 12, 1999
                                            SHAREHOLDERS:
                                              MORRIS  &  MILLER  LTD.


                                            ------------------------------------
                                            BY:  PAT  DIEDRICK
                                                 ANTIGUA MANAGEMENT & TRUST LTD.
                                            ITS: DIRECTOR


                                            MATTHEW  &  MARKSON,  LTD.
                                            --------------------------



                                            ------------------------------------
                                            BY:  USE  COOPER
                                            Antigua  Management  &  Trust  Ltd.
                                            ITS: DIRECTOR

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated:  August 12, 1999
                                                SHAREHOLDERS:

                                                /s/    Kevin  L.  Jones
                                                --------------------------------
                                                         [Signature]



                                                       Kevin  L.Jones
                                                --------------------------------
                                                        [Print  Name]

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated: August 12, 1999
                                                SHAREHOLDERS:


                                                /s/    James.  Jones
                                                --------------------------------
                                                        [Signature]



                                                        James  Jones
                                                --------------------------------
                                                        [Print  Name]

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated:  August 12, 1999
                                                SHAREHOLDERS:

                                                /s/    Michael  Mackay
                                                --------------------------------
                                                         [Signature]



                                                       Michael  MacKay
                                                --------------------------------
                                                        [Print  Name]

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated:  August 12, 1999
                                                SHAREHOLDERS:

                                                /s/    Peter  DeKrey
                                                --------------------------------
                                                        [Signature]



                                                        Peter  DeKrey
                                                --------------------------------
                                                        [Print  Name]

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                                RIGL CORPORATION

     Pursuant to the authority of Section 71.320, paragraph, 2 of the Nevada Revised Statutes, the undersigned individuals, collectively constitute a majority of the issued and outstanding shares entitled to vote of RIGL Corporation, a Nevada corporation (the "Corporation"), do hereby take the following action and approve the adoption of the following resolutions by their written consent as of this 12 day of August, 1999.

          RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended, effective October 1, 1999, to reflect a change in the name of the Corporation from "RIGL Corporation" to "YP.Net, Inc."


          FURTHER RESOLVED, that management of the Corporation is hereby authorized and empowered to take any and all necessary actions to effect such name change, including but not limited to, filing any and all documents and instruments required to be filed with all applicable state and federal regulatory agencies and authorities.

Dated:  August  12,  1999
                                                SHAREHOLDERS:

                                                /s/      William  O'Neal
                                                --------------------------------
                                                           [Signature]



                                                        William  O'Neal
                                                --------------------------------
                                                        [Print  Name]

    STATE  OF  NEVADA
   SECRETARY  OF  STATE
I HEREBY CERTIFY THAT THIS IS
A TRUE AND COMPLETE COPY OF
THE DOCUMENT AS FILED !N THIS
OFFICE.


SEP  16'99


    DEAN HELL R
SECRETARY OF STATE
BY  _____________________